CERTIFICATIONS
I, Marie Chandoha, certify that:
1. I have reviewed this report on Form N-CSR for the following series of Schwab Capital Trust: Schwab Balanced Fund, Schwab Core Equity Fund, Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund, Schwab International Core Equity Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab MarketTrack All Equity Portfolio , Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):
a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and
b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:12/13/13	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

CERTIFICATIONS
I, George Pereira, certify that:
1. I have reviewed this report on Form N-CSR for the following series of Schwab Capital Trust: Schwab Balanced Fund, Schwab Core Equity Fund, Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund, Schwab International Core Equity Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab MarketTrack All Equity Portfolio , Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and
b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: 12/13/13	/s/ George Pereira George Pereira
Treasurer and Principal Financial Officer